UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               --------------

                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                               ---------------


      Date of Report (Date of earliest event reported):  March 2, 1998


                            ORA ELECTRONICS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Delaware                    0-21903                    95-4607830
-------------------------------------------------------------------------------
(State or other jurisdic-       (Commission                (IRS Employer
tion of incorporation)          File Number)             Identification No.)


            9410 Owensmouth Avenue, Chatsworth, California 91311
            ----------------------------------------------------
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (818) 772-2700


              -------------------------------------------------
        (Former names or former address, if changed from last report)




                          Exhibit Index on Page 4

Item 5.     OTHER EVENTS

ORA Electronics, Inc. (the "Company") and Telular Corporation ("Telular") have settled their law suit titled ALLIANCE RESEARCH CORPORATION v. TELULAR CORPORATION, which has been described in previous filings of the Company under the Securities Exchange Act of 1934, including its Form 8-K filed on December 20, 1996 and its Form 10-K filed on June 30, 1997. Pursuant to such settlement, the lawsuit will be dismissed with prejudice, although the Company will remain enjoined from selling its CDL line of products. The
Company has had no sales of such product line since before April 1, 1996. Pursuant to the terms of such settlement, Telular will receive from ORA cash payments totaling $1,500,000 over a two year period and 300,000 shares of ORA Electronics' common stock and may receive additional shares of common stock on February 1, 2000 if necessary to ensure that the total shares of such common stock received by Telular have a market value of $1,500,000 as of such date. Such settlement is governed by a Settlement Agreement and Mutual General Release dated March 2, 1998 (the "Release") between the Company and Telular, which is an exhibit to this report. The foregoing summary is qualified in its entirety by the Release.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99 Settlement Agreement and Mutual General Release dated March 2, 1998 between ORA Electronics, Inc. and Telular Corporation.

            Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 3, 1998

                                     ORA ELECTRONICS, INC.


                                     By:   /s/ Gershon N. Cooper
                                         ------------------------------------
                                         Gershon N. Cooper
                                         Chief Executive Officer and President

                                EXHIBIT INDEX
                                -------------


Exhibit No.              Description                             Page Number
------------------------------------------------------------------------------

  99             Settlement Agreement and Mutual General               5
                 Release dated March 2, 1998 between
                 ORA Electronics, Inc. and Telular
                 Corporation.

                                                                  EXHIBIT 99

               SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE
               -----------------------------------------------


      1. PARTIES. The parties ("Parties") to this Settlement Agreement and Mutual General Release ("Agreement") are ORA Electronics, Inc., a Delaware corporation and successor of Alliance Research Corporation ("ORA"), and Telular Corporation, a Delaware corporation ("Telular").

      2. RECITALS. This Agreement is made with reference to the following facts:

            2.1   Certain controversies have arisen between Telular and ORA.

            2.2 Such disputes include, but are not limited to, the claims, demands and claims for relief set forth in the following civil actions, collectively referred to at times in this Agreement as the "Lawsuits," pending in the United States District Court for the Central District of California ("District Court"):

                  2.2.1 ALLIANCE RESEARCH CORPORATION V. TELULAR CORPORATION,
            including the counterclaims entitled TELULAR CORPORATION V. ALLIANCE RESEARCH CORPORATION, pending as Case No. CV 94-1065-JSL.

                        (a) On February 2, 1996 the District Court entered an order granting partial summary judgement in favor of Telular and finding that the Cellular Data Link ("CDL") marketed and sold by ORA infringed certain claims under Telular's United States patent nos '517 and '997. The District Court entered a permanent injunction against further infringing activity, and its ruling was affirmed on appeal.

                        (b) On January 16, 1998, the District Court entered an amended order granting partial summary judgement in favor of Telular and finding that the infringement by ORA was willful, that the case was exceptional, that actual damages should be trebled, and that Telular was entitled to an award of reasonable attorneys' fees.

                        (c) Pursuant to the injunction entered by the District Court, ORA has, among other things, ceased infringing activity and turned over all infringing inventory to Telular.

                  2.2.2 TELULAR CORPORATION V. ALLIANCE CORPORATION,
            Case No. CV 97-1078-JSL.

            2.3 It is the intention of the Parties to settle and dispose of, fully and completely, any and all claims, demands, claims for relief and causes of actions heretofore or hereafter arising out of, connected with or incidental to the dealings between the Parties hereto prior to the effective date hereof, including, without limitation on the generality of the foregoing, any and all claims, demands and claims for relief reflected in or covered by the Lawsuits.

      3. CONSIDERATION: In consideration of the mutual general releases contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

            3.1 PAYMENT OF MONEY. ORA shall pay to Telular the sum of $1,500,000 pursuant to the following payment schedule:

                                                     AMOUNT OF
          PAYMENT DATE                                PAYMENT
          ------------                                -------
          Execution of Agreement                     $500,000
          May 1, 1998                                  25,000
          June 1, 1998                                 25,000
          July 1, 1998                                 25,000
          August 3, 1998                               25,000
          September 1, 1998                            25,000
          October 1, 1998                              25,000
          November 2, 1998                             25,000
          December 1, 1998                             25,000
          January 4, 1999                              25,000
          February 1, 1999                             25,000
          March 1, 1999                               250,000
          April 1, 1999                                25,000
          May 3, 1999                                  25,000
          June 1, 1999                                 25,000
          July 1, 1999                                 25,000
          August 2, 1999                               25,000
          September 1, 1999                            25,000
          October 1, 1999                              25,000
          November 1, 1999                             25,000
          December 1, 1999                             25,000
          January 3, 2000                              25,000
          February 1, 2000                            250,000

                  3.1.1 The $500,000 paid upon the execution and
            delivery of this Agreement (the "Initial Payment") shall be payable in cash, by certified or cashier's check, or by wire transfer in immediately available funds. Each subsequent payment (a "Payment") shall be made by electronic transfer from an ORA bank account to a Telular bank account specified in writing by Telular. In the event that any electronic transfer of a Payment cannot be successfully executed for any reason, ORA shall make such Payment in cash, by certified or cashier's check, or by wire transfer in immediately available funds.

                  3.1.2 In order to secure ORA's obligations to make the
            Payments hereunder, a second deed of trust, in the form attached as Exhibit "A" to this Agreement (the "Deed of Trust"), will be recorded with the Los Angeles County Recorders' Office encumbering real property owned by ORA on which its headquarters are located in Chatsworth, California, and more particularly described in the Deed of Trust. Telular cannot exercise its rights under the Deed of Trust unless:

                        (a) ORA fails to make any Payment on the applicable Payment Date (a "Payment Default");

                        (b) Telular delivers to ORA, by registered United States mail, a written demand that ORA cure the Payment Default ("Payment Demand") within fifteen days from the date of delivery of the Payment Demand; and

                        (c) ORA fails to make the Payment by the close of business on the fifteenth day following receipt of the Payment Demand; however, if a Payment Default occurs and Telular has on at least three prior occasions delivered a Payment Demand following a Payment Default, then Telular need not deliver a Payment Demand prior to exercising its rights under the Deed of Trust.

            3.2 DELIVERY OF SHARES OF STOCK. ORA shall issue to Telular 300,000 shares of ORA common stock, $.001 par value, pursuant to the Stock Agreement attached as Exhibit "B" of this Agreement (the "Stock Agreement"). Such shares shall be validly issued, fully paid and non-assessable.

            3.3   STIPULATION FOR JUDGEMENT.

                  3.3.1 ORA shall execute and deliver to Telular a
            stipulation for the entry of judgement in the form attached as Exhibit "C" to this Agreement (the "Stipulated Judgement").

                  3.3.2 The Stipulated Judgement shall be held by
            Telular, and shall not be filed with any Court unless:

                        (a) A Payment Default occurs or ORA fails to perform any other obligation on its part to be performed under this Agreement or the Stock Agreement (collectively, a "Default");

                        (b) Telular delivers to ORA, by registered United States Mail, a written demand that ORA cure the Default (a "Demand") within 15 days from the date of delivery of the Demand; and

                        (c) ORA fails to cure the Default before the close of business on the fifteenth day following receipt of the Demand.

            3.4 DISMISSALS. Upon Telular's receipt of the Initial Payment, the parties shall cause the Lawsuits to be dismissed with prejudice as follows, and each party to this Agreement shall cause to be prepared and filed such documents as are reasonably necessary and required to effect such dismissals:

                  3.4.1 The lawsuit described in paragraph 2.2.1 shall
            be dismissed with prejudice, except that all determinations of the Court made prior to the date of this Agreement shall remain in full force and effect and the District Court shall retain jurisdiction to enforce the terms of this Agreement.

                  3.4.2 The lawsuit described in paragraph 2.2.2 shall
            be dismissed with prejudice.

            3.5   MUTUAL GENERAL RELEASES.

                  3.5.1 Except as to such rights or claims as may be
            created by this Agreement and the rights enumerated in paragraph 3.5.3, each Party hereby severally generally releases and forever discharges the other Party, and its respective agents, attorneys, employees (except as specifically excluded by Paragraph 3.5.2 of this Agreement), spouses, representatives, officers, directors, parent companies, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders, from any and all claims, demands, claims for relief and causes of action heretofore or hereafter arising out of, connected with or incidental to the dealings between the Parties prior to the effective date hereof, including, without limitation on the generality of the foregoing, any and all claims and demands and claims for relief reflected in or covered by the Lawsuits.

                  3.5.2 This Agreement, and the releases it contains, is
            not and shall not be construed to be a settlement or release of Telular's claims against Arthur Serrano and Andrew Holman under the judgement rendered by the United States District Court for the Central District of California in the action entitled ARTHUR SERRANO AND ANDREW HOLMAN V. TELULAR CORPORATION (including the counterclaims entitled TELULAR CORPORATION V. ARTHUR SERRANO AND ANDREW HOLMAN), United States District Court Case No. CV-94-1272-JSL.

                  3.5.3 This Agreement, and the releases it contains, is
            not and shall not be construed to be a settlement or release of Telular's rights under the permanent injunction entered by the District Court against ORA on February 1, 1996 and reinstated on June 17, 1997, which injunction shall remain in full force and effect.

                  3.5.4 Each Party specifically waives the benefit of
            the provisions of California Civil Code Sec. 1542 (and any similar statute in any other jurisdiction), which provides as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each Party acknowledges that Section 1542 and any equivalent provisions in any other jurisdiction, if they exist, are designed to protect a party from waiving claims which it does not know exist or may exist. Nonetheless, each Party agrees that the waiver of Section 1542 and its equivalents is a material portion of the releases intended by this Agreement, and each Party, therefore, intends to waive all protection provided by Section 1542 and its equivalents.

      4. CONFIDENTIALITY. This Agreement and the settlement terms set forth herein are confidential and are intended to remain confidential following the execution and delivery of this Agreement and each Party represents and covenants that it will not disclose the terms of this Agreement or such settlement to any third party, except as necessary to inform accountants and bankers of such Party's financial condition, and as required by applicable securities laws and the regulations promulgated thereunder, as determined in good faith by such Party's counsel; provided, that any such disclosure is approved in advance by the other Party, such approval not to be unreasonably withheld. Each Party agrees that such disclosure will include a public filing by ORA of this Agreement and a related description of the settlement terms set forth herein on a Form 8-K.

      5. REPRESENTATIONS AND WARRANTIES. Each Party represents, warrants and agrees as follows:

            5.1 Such Party has received independent legal advice from its attorneys with respect to the advisability of making the settlement provided for herein, with respect to the advisability of executing this Agreement, and with respect to the meaning of California Civil Code Section 1542.

            5.2 Neither Party (nor any officer, agent, employee, representative or attorneys of or for any Party) has made any statement or representation to the other Party regarding any fact relied upon in entering into this Agreement, and each Party does not rely upon any statement, representation or promise of the other Party (or of any officer, agent, employee, representative or attorney for the other Party) in executing this Agreement, or in making the settlement provided for herein, except as expressly stated in this Agreement.

            5.3 Such Party has made such investigation of the facts pertaining to this settlement and this Agreement and of all the matters pertaining thereto as it deems necessary.

            5.4 Such Party or a responsible officer thereof has read this Agreement and understands the contents hereof. Each of the officers executing this Agreement on behalf of their respective corporations is empowered to do so and thereby binds his respective corporation.

            5.5 Such Party has not heretofore assigned, transferred or granted, or purported to assign, transfer or grant, any of the claims, demands and cause or causes of action disposed of by this Agreement.

            5.6 Each term of this Agreement is contractual and not merely a recital.

            5.7 Such Party is aware that it may hereafter discover claims or facts in addition to or different from those it now knows or believes to be true with respect to the matters related herein. Nevertheless, it is the intention of the Parties to fully, finally and forever settle and release all such matters, and all claims relative thereto, which do now exist, may exist or heretofore have existed between them. In furtherance of such intention, the releases given herein shall be and remain in effect as full and complete mutual releases of all such matters, notwithstanding the discovery or existence of any additional or different claims or facts relative thereto.

      6.    MISCELLANEOUS

            6.1 This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of the State of California.

            6.2 All notices, requests and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given (a) upon receipt, if given by personal delivery,
      (b) upon confirmation of delivery, if given by electronic facsimile, or (c) upon the next business day following deposit, if deposited with an overnight courier for overnight delivery, addressed as follows:

            If to ORA:        ORA Electronics, Inc.
                              9410 Owensmouth Avenue
                              Chatsworth, California 91311
                              Attn: Chief Financial Officer
                              Fax:   (818) 718-8626

            If to Telular:    Telular Corporation
                              647 North Lakeview Parkway
                              Vernon Hills, Illinois 60061
                              Attn: Chief Executive Officer
                              Fax: (847) 247-1242

            With a copy to:   Marvin N. Benn, Esquire
                              Hamman & Benn
                              10 South LaSalle Street
                              Suite 3300
                              Chicago, Illinois 60603-1002

Either party may change its address or fax number by providing notice of such change to the other party in accordance herewith.

            6.3 This Agreement represents a settlement and compromise of disputed claims, and nothing stated herein is intended or shall be construed as an addition or averment of liability or fault by or concerning any party.

            6.4 The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. The exhibits to this Agreement are incorporated herein as part of this Agreement.

            6.5 This Agreement is the entire agreement among the parties with respect to the subject matter hereof and it replaces all prior and contemporaneous oral and/or written agreements and discussions. This Agreement may be amended only by an agreement in writing.

            6.6 This Agreement is binding upon and shall inure to the benefit of the Parties and/or their respective agents, affiliates, subsidiaries, officers, directors, employees, attorneys, representatives, assigns, heirs, predecessors-in-interest and successors-in-interest.

            6.7 Each party has cooperated in the drafting and preparation of this Agreement. Hence, any construction to be made of this Agreement shall not be construed against any party.



                                   -7-

            6.8 Each of the Parties shall promptly execute and deliver or file such additional documents and shall appear at and cooperate in such proceedings as may be necessary or expedient to effectuate the terms and provisions of this Agreement.

            6.9 This Agreement may be executed in counterparts, and which each Party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original and shall be binding upon and effective as to all parties as of March 2, 1998.

                                   ORA ELECTRONICS, INC.


                                   By /s/ Gershon N. Cooper
                                      ---------------------------------
                                        Gershon N. Cooper, President


                                   TELULAR CORPORATION


                                   By /s/ Kenneth E. Millard
                                      ---------------------------------
                                          Kenneth E. Millard, Chief
                                             Executive Officer

Approved as to form:
                                   SHEPPARD, MULLIN, RICHTER & HAMPTON


                                   By /s/ James F. McShane
                                      ---------------------------------
                                              James F. McShane
                                               Attorneys for
                                           ORA Electronics, Inc.

                                   HAMMAN & BENN


                                   By /s/ Marvin Benn
                                      ---------------------------------
                                               Marvin Benn
                                              Attorneys for
                                            Telular Corporation

                                                    EXHIBIT A TO EXHIBIT 99


Sheppard, Mullin, Richter & Hampton LLP
333 S. Hope Street, 48th floor
Los Angeles, California 90071
Attn:  Jon W. Newby, Esq.

and when recorded mail to
Mr. John Burris
Chief Financial Officer
Ora Electronics, Inc.
9410 Owensmouth Avenue
Chatsworth, Ca. 91313
------------------------------------------------------------------------------
                                       Space above this line for recorder's use


                          SHORT FORM DEED OF TRUST AND
                        ASSIGNMENT OF RENTS (CORPORATION)

______________________  ALL               Title No.__________________
______________________  PIN               Escrow No._________________


This Deed of Trust made this 2nd day of March, 1998, between ORA
ELECTRONICS, INC., a corporation organized under the State of Delaware, herein called Trustor, whose address is 9410 Owensmouth Avenue, Chatsworth, California 91313, Continental Lawyers Title Company, a California corporation, herein called TRUSTEE, and TELULAR CORPORATION, a Delaware corporation, herein called Beneficiary,

Witnesseth: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN TRUST, WITH POWER OF SALE, that property in Los Angeles County, California, described as:

SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED BY REFERENCE HEREIN.

NOTICE: THIS DEED OF TRUST IS JUNIOR AND SUBORDINATE TO THAT CERTAIN DEED OF TRUST, FINANCING STATEMENT AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS DATED FEBRUARY 1, 1989, AS RECORDED THAT SAME DAY IN THE OFFICIAL RECORDS OF THE LOS ANGELES COUNTY RECORDER AS INSTRUMENT NO. 89-174077.

TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph (10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits. For the Purpose of
Securing: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness set forth in
Section 3.1 of that certain Settlement Agreement and Mutual General Release between Trustor and Beneficiary of even date herewith, and any extension of renewal thereof, in the principal sum of $1,000,000.00 executed by Trustor in favor of Beneficiary or order. 3. Payment of such further sums as the then record owner of said property may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

To Protect the Security of This Deed of Trust, Trustor Agrees: By the execution and delivery of this Deed of Trust and the note secured hereby, that provisions (1) to (14), inclusive, of the fictitious deed of trust recorded in Santa Barbara County and Sonoma County October 18, 1961, and in all other counties October 23, 1961, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, viz:

COUNTY              BOOK     PAGE          COUNTY                 BOOK     PAGE
Alameda              435      684          Placer                  895      301
Alpine                 1      250          Plumas                  151        5
Amador               104      348          Riverside              3005      523
Butte               1145        1          Sacramento             4331       62
Calaveras            145      152          San Benito              271      383
Colusa               296      617          San Bernardino         5567       61
Contra Costa        3978       47          San Francisco          A332      905
Del Norte             78      414          San Joaquin            2470      311
El Dorado            568      456          San Luis  Obispo       1151       12
Fresno              4626      572          San Mateo              4078      420
Glenn                422      184          Santa Barbara          1878      860
Humboldt             657      527          Santa Clara            5336      341
Imperial            1091      501          Santa Cruz             1431      494
Inyo                 147      598          Shasta                  684      528
Kern                3427       60          San Diego                   Series 2
Kings                792      833                                    Book 1961,
Lake                 362       39                                   Page 183887
Lassen               171      471          Sierra                   29      335
Los Angeles        12055      899          Siskiyou                468      181
Madera               810      170          Solano                 1105      182
Marin               1508      339          Sonoma                 1851      689
Mariposa              77      292          Stanislaus             1715      456
Mendocino            579      530          Sutter                  572      297
Merced              1547      538          Tehama                  401      289
Modoc                184      851          Trinity                  93      366
Mono                  52      429          Tulare                 2294      275
Monterey            2194      538          Tuolumne                135       47
Napa                 639       86          Ventura                2062      386
Nevada               305      320          Yolo                    653      245
Orange              5889      611          Yuba                    334      486

(which provisions, identical in all counties, are printed on the reverse hereof) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions; and that the references to property, obligations and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

      The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.


                                                    ORA ELECTRONICS, INC., a
                                                    Delaware corporation
State of California     )
                        )  ss.
County of Los Angeles   )                           By:  /s/ Gershon N. Cooper
                                                        ----------------------

                                                    Its:  President
On 3/02/98 before me, Krasi Ringler,                     ---------------------
   -------            -------------
Notary Public, personally appeared
Gershon Cooper, personally known to me
--------------
(or proved to me on the basis of
satisfactory evidence) to be the
person(s) whose name(s) is/are
subscribed to the within instrument and                      [seal]
acknowledged to me that he/she/they
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)
acted, executed the instrument.

WITNESS my hand and official seal.


            /s/ Krasi Ringler
           ----------------------

                                 EXHIBIT A

                             LEGAL DESCRIPTION
                             -----------------


THOSE PORTIONS OF LOTS 5, 11 AND 13 OF TRACT NO. 33150, IN THE CITY OF
LOS ANGELES, IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 910, PAGES 63-65 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE WESTERLY LINE OF SAID LOT 5, DISTANT NORTHERLY, THEREON 209.01 FEET FROM THE SOUTHWESTERLY CORNER THEREOF; THENCE SOUTH 89(degree) 59' 39" EAST 350.00 FEET; THENCE NORTH 00(degree) 00' 21" EAST
348.00 FEET; THENCE NORTH 89(degree) 59' 39" WEST 355.91 FEET TO A POINT IN THE WESTERLY LINE OF SAID LOT 11; DISTANT SOUTHERLY, THEREON, 70.50 FEET FROM THE NORTHWEST CORNER THEREOF; THENCE SOUTHERLY ALONG THE WESTERLY LINE OF LAST SAID LOT 128.14 FEET; THENCE CONTINUING SOUTHERLY ALONG LAST SAID WESTERLY LINE AND ALONG THE WESTERLY LINE OF SAID LOT 5, A DISTANCE OF
220.04 FEET TO THE POINT OF BEGINNING.

EXCEPT FROM THAT PORTION OF SAID LAND LYING WESTERLY OF THE WESTERLY LINE
OF LOT 5 OF TRACT NO. 22917, AS PER MAP RECORDED IN BOOK 638, PAGES 63 TO
66 INCLUSIVE OF MAPS, ALL OIL, ASPHALTUM, PETROLEUM, NATURAL GAS, AND OTHER HYDROCARBONS AND OTHER VALUABLE MINERAL SUBSTANCES AND PRODUCTS AND ALL OTHER MINERALS, WHETHER OR NOT OF THE SAME CHARACTER HEREINBEFORE DESCRIBED GENERALLY IN, UNDER OR UPON SAID LAND, TOGETHER WITH THE RIGHT TO ENTER IN AND UPON THE WHOLE OF THE HEREINABOVE DESCRIBED REAL PROPERTY AND EVERY
PART THEREOF AND THEREON, THEREIN AND THEREUNDER, TO MINE, EXCAVATE, BORE, DRILL AND SINK AND OTHERWISE COLLECT AND DEVELOP SAID OILS, PETROLEUM, ASPHALTUM, NATURAL GAS OR OTHER HYDROCARBONS OR OTHER VALUABLE MINERAL SUBSTANCES AND PRODUCTS OR ANY OTHER MINERAL OR MINERALS (WHETHER OF THE SAME CHARACTER HEREINABOVE DESCRIBED GENERALLY OR NOT) AND ALSO TO REMOVE AND SELL SAID OILS, ASPHALTUM, NATURAL GAS OR OTHER HYDROCARBONS OR OTHER VALUABLE MINERAL SUBSTANCES AND PRODUCTS OR OTHER MINERAL OR MINERALS, WITH THE FURTHER RIGHT TO CONSTRUCT, MAINTAIN AND USE SUCH BUILDINGS, MACHINERY AND FIXTURES AS MAY BE NEEDED OR CONVENIENT IN THE CARRYING ON OF SAID BUSINESS AND MINING OPERATION AND TO CONSTRUCT AND MAINTAIN OVER, ALONG AND ACROSS SAID REAL PROPERTY SUCH TELEPHONE LINES, PIPE LINES, DITCHES AND HIGHWAYS AS MAY BE NEEDED OR CONVENIENT, AND ALSO, TOGETHER WITH THE RIGHT OF WAY OVER AND ALONG SAID REAL PROPERTY FOR THE PASSAGE AND CONVEYANCE OF SAID SECOND PARTY OR ANY OF THEM, THEIR AGENTS AND EMPLOYEES, TOGETHER WITH SUPPLIES AND MACHINERY FOR THE PURPOSES OF COMMENCING, CARRYING AND MAINTAINING SAID BUSINESS AND MINING OPERATION, AS GRANTED TO PORTER
SESNON, BARBARA SESNON CARTAN, WILLIAM T. SESNON, JR., TO EACH AND
UNDIVIDED ONE-THIRD INTEREST, AS TENANTS IN COMMON, AS THE SEPARATE PROPERTY, OF EACH, BY DEED RECORDED DECEMBER 14, 1951 IN BOOK 37855, PAGE 1, OFFICIAL RECORDS AND RECORDED NOVEMBER 3, 1952 IN BOOK 40220, PAGE 377, OFFICIAL RECORDS BY DEED DATED SEPTEMBER 2,1959, EXECUTED BY PORTER SESNON, BARBARA SESNON CARTAN AND WILLIAM T. SESNON, JR., RECORDED SEPTEMBER 14, 1959 IN BOOK D600, PAGE 923, OFFICIAL RECORDS, AS INSTRUMENT NO. 3561, ALL RIGHTS TO ENTER UPON THE SURFACE OF SAID LAND AND THE SUBSURFACE LYING

ABOVE A DEPTH OF 500 FEET BELOW THE SURFACE THEREOF WERE QUITCLAIMED TO THE THEN RECORD OWNER.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND WITHIN LOTS 5 AND 7 OF TRACT 22917, AS PER MAP RECORDED IN BOOK 638, PAGES 63 TO 66 INCLUSIVE OF MAPS, ALL OIL, GAS, WATER OR MINERAL RIGHTS NOW VESTED IN THE CITY OF LOS ANGELES, WITHOUT HOWEVER, THE RIGHT TO USE THE SURFACE OF SAID LAND FOR THE EXTRACTION OF SAID OIL, GAS, WATER OR MINERALS, AS EXCEPTED AND RESERVED BY THE CITY OF LOS ANGELES IN DEED RECORDED MAY 6,1968 IN BOOK D3993, PAGE 458, OFFICIAL RECORDS AND IN THE DEED RECORDED JULY 13,1978 AS INSTRUMENT NO. 78-762577, OFFICIAL RECORDS.

                                                  EXHIBIT B TO EXHIBIT 99


                                STOCK AGREEMENT
                                ---------------


            THIS STOCK AGREEMENT (the "Agreement") is made as of March 2, 1998 among ORA ELECTRONICS, INC., a Delaware corporation and successor to Alliance Research Corporation ("ORA"), and TELULAR CORPORATION, a
Delaware corporation ("Telular"), with reference to the following facts:

      A. ORA and Telular are parties to that certain Settlement Agreement and Mutual General Release of even date herewith (the
"Release").

      B. The execution and delivery of this Agreement is a condition to the execution and delivery of the Release.

            NOW, THEREFORE, IN CONSIDERATION OF the above recitals and the covenants and promises hereinafter set forth, the parties hereto hereby agree as follows:

            1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Additional Shares" shall mean any shares of Common Stock
            issued pursuant to Section 5 hereof.

                  "Board" shall mean ORA's Board of Directors.

                  "Commission" shall mean the Securities and Exchange
            Commission.

                  "Common Stock" shall mean ORA's common stock, $.001 par
            value.

                  "Exchange Act" means the Securities Exchange Act of 1934,
            as amended, and the rules and regulations promulgated thereunder.

                  "Fair Market Value" shall mean for any given day (i) the
            average closing price of a share of Common Stock on the previous 20 days on which a share of Common Stock was traded as reported on the principal securities exchange on which such shares of Common Stock are then listed or admitted to trading, or as reported on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System, or (ii) if not so reported, the average of the average of the bid and ask prices on the previous 20 days on which a share of Common Stock was traded as reported on the Nasdaq System published in the Wall Street Journal or (iii) if no such quotations are available, as determined by an independent appraiser selected by the Board in good faith in its absolute discretion.

                  "Initial Shares" shall mean the 300,000 shares of Common
            Stock issued by ORA to Telular pursuant to Section 3.2 of the Release.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Prospectus" means the prospectus included in any
            Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "Registrable Securities" shall mean the Shares; provided,
            that "Registrable Securities" shall not mean any Shares
            (a) disposed of pursuant to an effective registration statement under the Securities Act, (b) that have leased to be outstanding or (c) that may be sold without registration pursuant to Rule 144 promulgated by the Commission under the Securities Act.

                  "Registration Statement" means any registration statement
            of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Sell," as to any Shares, shall mean to sell, or in any
            other way directly or indirectly transfer, assign, distribute, pledge, hypothecate or otherwise dispose of, either voluntarily or involuntarily, including, without limitation, pursuant to bankruptcy or similar proceedings.

                  "Shares" shall mean the Initial Shares and the Additional
            Shares, if any, issued by ORA to Telular pursuant to the Release and this Agreement, plus any stock dividend, stock split or other distribution on any such shares as well as any new or additional securities substituted for any such shares.

            2. LIMITATIONS ON SALES. Until February 1, 2000, Telular hereby agrees that it shall not Sell, or contract or otherwise agree to Sell, any Shares except in accordance with the terms of Section 3. On and after February 1, 2000, the restrictions of Section 3 shall not apply.

            3. RIGHT OF FIRST REFUSAL. Telular may sell Shares pursuant to a bona fide third party written offer to purchase Shares (a "Bona Fide Offer") or in an open market transaction through a broker or in a registered transaction pursuant to Section 7 below (a "Market
Transaction") in compliance with the following procedures:

                        (a) When Telular proposes to Sell any Shares pursuant to a Bona Fide Offer or in a Market Transaction, it shall give written notice thereof to ORA. Such notice shall specify the number of Shares it intends to Sell, and, in the case of a Bona Fide Offer, the intended purchaser of such shares and the price per share and other terms of such sale. For a period of 10 days after receipt of such notice, ORA shall have the right and option to purchase all of such Shares at, in the case of a Bona Fide Offer, the same price and terms of the written offer to purchase or, in the case of a Market Transaction, at the Fair Market Value on the date of receipt of such notice. Exercise of such option shall be made by delivering to Telular a written notice specifying the number of shares ORA has elected to purchase within such 10-day period;

                        (b) Sales of Shares to ORA under the terms hereof shall be made at the offices of ORA within 10 days after the expiration of the aforementioned offering period. Delivery of certificates or other instruments evidencing such Shares duly endorsed for transfer to ORA shall be made on such date against payment of the purchase price therefor in cash or by certified or cashiers' check; and

                        (c)   If all of the Shares offered pursuant to
            Section 3(a) above are not purchased by ORA, Telular may sell the Shares so offered at any time within 120 days after the expiration of the period set forth in Section 3(a) herein at the price, on the terms and to the purchaser specified in the original written notice of the Bona Fide Offer or in a Market Transaction, as applicable. If the Shares offered are not sold by then, the right of Telular to Sell such Shares shall expire and the obligations of this Section 3 shall be reinstated.

            4.    REPURCHASE OF SHARES.

                  4.1 REPURCHASE RIGHT. ORA shall have the right and option, at any time after the date hereof, to require Telular to sell some or all of the Shares then held by Telular to ORA at a purchase price equal to the greater of $5.00 per share (subject to equitable adjustment in the case of stock splits, stock combinations, recapitalizations and similar events) and Fair Market Value. ORA shall exercise its right to repurchase Shares hereunder by delivering written notice of its election to Telular.

                  4.2 PAYMENT AND DELIVERY. If ORA elects to purchase Shares hereunder, then the purchase price will be paid in cash, by cashier's or certified check, or by wire transfer of immediately available funds against delivery by Telular of a certificate or certificates representing the Shares being purchased, duly endorsed in blank, granting ORA good and marketable title thereto, free and clear of any liens, encumbrances or adverse claims.

            5. ADDITIONAL SHARES. If the average of the Fair Market Value of the Common Stock on February 1, 2000 is less than $5.00 and subject to Telular's compliance with Section 6 below, ORA shall be obligated to issue, for no additional consideration, to Telular such number of additional shares of Common Stock (i.e., "Additional Shares") as determined by the following formula:

       ($5.00 X Number of Initial Shares) - Aggregate FMV of Initial Shares
       --------------------------------------------------------------------
                          FMV of a share of Common Stock

"Number of Initial Shares" shall be the number of Initial Shares held by Telular on February 1, 2000. Such Additional Shares shall be validly issued, fully paid and non-assessable as of the date of their issuance in accordance with the terms hereof, and shall receive the benefit of, and be subject to, all of the rights and restrictions set forth in this Agreement. In the event of any stock dividend, stock split or other distribution of Common Stock or a recapitalization, merger, or consolidation of ORA, or similar event, the foregoing provisions shall be equitably adjusted in order to preserve their economic effect.

            6. STANDSTILL. Until February 1, 2000, Telular shall not, directly or indirectly, and shall use its best efforts to cause its directors, officers, employees, representatives, affiliates or agents not to, purchase any equity securities of ORA or enter into any agreement or option to purchase, Sell (including short sales) or otherwise effect such securities or the market therefore, without the prior approval of the Board, except for a Sale of the Shares subject to, and made in compliance with, Section 3 above.

            7.    REGISTRATION RIGHTS.

                  7.1 DEMAND REGISTRATIONS. ORA shall, as promptly as practicable, but in no event later than 60 days after the issuance of the Initial Shares and the Additional Shares (if any), as applicable, file and shall use its reasonable best efforts to cause to be declared effective as soon as possible thereafter a Registration Statement on Form S-3 under the Securities Act for the Initial Shares and a second such Registration Statement for the Additional Shares covering the sale of such Shares by Telular as long as they constitute Registrable Securities in accordance with the intended method or methods of distribution as specified in writing by Telular. ORA agrees to use its reasonable best efforts to keep the Registration Statements continuously effective and usable for resale of Registrable Securities for a period of two years from the date of the issuance of the Initial Shares or Additional Shares, as applicable, or such shorter period which will terminate when all the Registrable Securities covered by either such Registration Statement have been sold pursuant to such Registration Statement. At its option, ORA may choose to amend the Registration Statement for the Initial Shares to register the Additional Shares (if any). ORA shall not be obligated to file more than the two Registration Statements hereunder.

                  7.2 REGISTRATION EXPENSES. ORA shall pay its own general legal and accounting fees and all of its printing fees and other costs in connection with the Registration Statements incurred hereunder. Telular shall pay the expenses of its own counsel and all underwriting discounts, commissions and expenses of underwriters or brokers incurred in connection with the offering and sale of the Shares.

                  7.3 REGISTRATION PROCEDURES. In connection with any registration of Registrable Securities under the Securities Act pursuant to Section 7 hereof, ORA will use its best efforts to effect such registration, and pursuant thereto ORA will as expeditiously as possible:

                        (a)   prepare and file with the Commission a
            Registration Statement with respect to such securities;

                        (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and the Prospectus current and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such Registration Statement;

                        (c) furnish to Telular such numbers of copies of preliminary prospectuses and Prospectuses and each supplement or amendment thereto and such other documents as it may reasonably request in order to facilitate the sale or other disposition of the securities owned by Telular in conformity with (i) the requirements of the Securities Act and
            (ii) Telular's proposed method of distribution;

                        (d) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than 16 months after the effective date of the registration statement, an earnings statement covering a period of at least 12 months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                        (e) notify Telular at any time when a Prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, at the request of Telular promptly prepare and furnish to Telular a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  7.4 OBLIGATIONS OF TELULAR. In connection with either Registration Statements referred to in Section 7.1(a), Telular shall:

                        (a) OTHER DOCUMENTS AND INFORMATION. Complete, execute, acknowledge and/or deliver such questionnaires and other documents, certificates and instruments as reasonably required by ORA or are otherwise necessary in connection with the registration and offering. Telular shall promptly provide to ORA such information concerning Telular, its ownership of ORA securities, the intended method of distribution and such other information as may be required by applicable law or regulation or as may be reasonably requested by ORA.

                        (b) CESSATION OF OFFERING. Upon receipt of any notice from ORA with respect to any event of the kind described in Section 7.3(e) or Section 7.5, Telular shall immediately discontinue the disposition of the Shares pursuant to the Registration Statement covering such Shares until Telular's receipt of the copies of the supplement or amended Prospectus contemplated by Sections 7.3(e) and 7.5, and, if so directed by ORA, Telular shall deliver to ORA all copies of the Prospectus in Telular's possession at the time of receipt of such notice.

                  7.5 OTHER TRANSACTIONS. ORA shall not be obligated to file any amendment or supplement to any Registration Statement hereunder, and may suspend Telular's right to make sales pursuant to any such Registration Statement, at any time when ORA, in the good faith judgment of the Board, reasonably believes that the filing thereof at the time required, or the offering of securities pursuant thereto, would materially and adversely affect a pending or proposal material acquisition, merger, recapitalization, consolidation, securities offering, reorganization or similar transaction, or negotiations, discussions or pending proposals related thereto. ORA shall notify Telular if any of the events described in
Section 7.3(e) or in this Section 7.5 (herein a "Black-Out-Event") are applicable, in which case Telular shall be prohibited from (x) disclosing to any person or entity the existence of the Black-Out-Event or any of the information related thereto, and (y) during the pendency of a Black-Out-Event, trading the Shares held by any of them until (I) receipt by them of the supplemental amended Prospectus contemplated by Section 7.3(e) hereof or (II) they are advised in writing by ORA that the use of the applicable Prospectus may be resumed, and they have received copies of any additional or supplemented filings that are incorporated or deemed to be incorporated by reference in such Prospectus. ORA shall use its reasonable efforts to ensure that the use of the Prospectus may be resumed as soon as practical. No Black-Out-Event shall exceed 45 days and there shall be no more than two Black-Out-Events in any twelve month period. This provision shall not be enforceable after February 1, 2000, if no Additional Shares are issued, and February 1, 2002, if Additional Shares are issued.

                  7.6   INDEMNIFICATION.

                        (a)   INDEMNIFICATION BY ORA.

                              (i) ORA agrees to indemnify and hold harmless Telular, its officers, directors, employees and agents and each person who controls Telular within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each other person who participates as an underwriter in the offering or sale of Registrable Securities (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to ORA by Telular expressly for use therein; provided, further, that ORA shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) Telular failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided, further, that ORA shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of ORA with copies of the Prospectus as so amended or supplemented, Telular thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder.

                              (ii) If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from ORA, such Indemnified Holder shall promptly notify ORA in writing, and ORA shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (i) ORA has agreed to pay such fees and expenses or (ii) ORA shall have failed to assume the defense of such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified
                  Holder and ORA, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder which are different from or additional to those available to ORA (in which case, if such Indemnified Holder notifies ORA in writing that it elects to employ separate counsel at the expense of ORA, ORA shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that ORA shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). ORA shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, ORA agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment, except as limited above.

                        (b) INDEMNIFICATION BY TELULAR. Telular agrees to indemnify and hold harmless each person identified in clauses (i)-(iii) of Section 11(a) of the Securities Act, ORA, its directors and officers, the underwriters and each person, if any, who controls ORA within the meaning of either
            Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from ORA to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against ORA or its directors or officers or any such controlling person, in respect of which indemnity may be sought against Telular, Telular shall have the rights and duties given ORA and ORA or its directors or officers or such controlling person shall have the rights and duties given to each holder by the preceding paragraph. ORA shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any Prospectus or Registration Statement, or any amendment or supplement thereto, or any preliminary prospectus.

                        (c)   CONTRIBUTION.

                              (i)   If the indemnification provided for in this
                  Section 7.6 is unavailable to an indemnified party under
                  Section 7.6(a) or Section 7.6(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of ORA on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of ORA on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by ORA or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of
                  Section 7.6(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                              (ii) ORA and Telular agree that it would not be just and equitable if contribution pursuant to this
                  Section 7.6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            8.    INVESTMENT REPRESENTATION; LEGEND.

                  8.1   INVESTMENT REPRESENTATIONS.

                        (a) Telular represents that it is purchasing the Shares solely for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America, any state thereof, or any foreign jurisdiction without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Shares under a registration under the Securities Act or under an exemption from such registration available under such Act.

                        (b) Telular further represents that it is an "accredited investor" within the meaning of Rule 501(a) promulgated by the Commission under the Securities Act; that it is knowledgeable, sophisticated and experienced in business and financial matters; that it has previously invested in securities similar to the Shares and fully understands the limitations on transfer described herein; that it is able to bear the economic risk of its investment in the Shares and is presently able to afford the complete loss of such investment; and that it has reviewed ORA's Commission filings pursuant to the Exchange Act.

                        (c) Telular also understands that ORA will rely upon the accuracy and truth of the foregoing representations and Telular hereby consents to such reliance. Telular agrees to deliver certification as to the continued accuracy of the foregoing representations in connection with the issuance of Additional Shares, if any, as a condition to such issuance.

                  8.2 LEGEND. All certificates representing any of the Shares shall be subject to appropriate stop transfer instructions and shall have endorsed on the face thereof a legend substantially as follows:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS. ORA MAY REQUIRE AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO IT, AS A CONDITION TO TRANSFER OF ANY SUCH SECURITIES PURSUANT THERETO. THE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER, INCLUDING ANY PLEDGE OR HYPOTHECATION, WHICH ARE SET FORTH IN A STOCK AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION."

            9.    GENERAL PROVISIONS.

                  9.1 NOTICE. All notices, requests and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given (a) upon receipt, if given by personal delivery, (b) upon confirmation of delivery, if given by electronic facsimile, or (c) upon the next business day following deposit, if deposited with an overnight courier for overnight delivery, addressed as follows:

      If to ORA:              ORA Electronics, Inc.
                              9410 Owensmouth Avenue
                              Chatsworth, California 91311
                              Attn:  Chief Financial Officer
                              Fax:  (818) 718-8626

      With a copy to:         Sheppard, Mullin, Richter & Hampton LLP
                              333 South Hope Street
                              Los Angeles, CA  90071
                              Attn:  Jon W. Newby, Esquire
                              Fax:  (213) 620-1398

      If to Telular:          Telular Corporation
                              647 North Lakeview Parkway
                              Vernon Hills, Illinois 60061
                              Attn:  Chief Executive Officer
                              Fax:  (847) 247-1242

      With a copy to:         Marvin N. Benn, Esquire
                              Hamman & Benn
                              10 S. La Salle Street, Suite 3300
                              Chicago, IL  60603-1002
                              Fax:  (312) 772-7762

Either party may change its address or fax number by providing notice of such change to the other party in accordance herewith.

                  9.2 MODIFICATION, AMENDMENT, WAIVER. No modification, amendment or waiver of any provision of this Agreement shall be effective unless approved in writing by each of the parties hereto. Any failure at any time to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provision and will not affect the right of any party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  9.3 SEVERABILITY. The invalidity or unenforceability of any provision or provisions (or portion thereof) of this Agreement shall not affect the validity or enforceability of any other provision (or portion thereof) of this Agreement, which shall remain in full force and effect.

                  9.4 COUNTERPARTS. This Agreement may be executed as separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

                  9.5 SUCCESSORS AND ASSIGNS. Neither party may assign any of its rights or obligations hereunder except as consented to in writing by the other party. This Agreement shall bind and inure to the benefit of, and be enforceable by, ORA and Telular, and the respective permitted successors and assigns of each of them.

                  9.6 CHOICE OF LAW; JURISDICTION. All questions concerning this Agreement shall be governed by, and interpreted in accordance with, the internal laws of the State of California.

                  9.7 ENTIRE AGREEMENT. This Agreement and the Release are intended by the parties as a final expression of such agreements and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect to the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Release supersede all prior agreements and understandings between the parties with respect to such subject matter.

                  9.8 CONSTRUCTION. The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. The language of this Agreement shall be construed as to its fair meaning and not strictly for or against any party.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first written above.

                                        ORA ELECTRONICS, INC.


                                        By: /s/ Gershon N. Cooper
                                           ------------------------------

                                        Its:  President
                                             ----------------------------


                                        TELULAR CORPORATION


                                        By: /s/ Kenneth E. Millard
                                           ------------------------------

                                        Its:  Chief Executive Officer
                                             ----------------------------

                                                  EXHIBIT C TO EXHIBIT 99


DON T. HIBNER, Cal. Bar No. 33444
JAMES F. MCSHANE, Cal. Bar No. 123178
SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
333 South Hope Street, 48th Floor
Los Angeles, California  90071-1448
Telephone:  (213) 620-1780

Attorneys for
Alliance Research Corporation



                          UNITED STATES DISTRICT COURT

                         CENTRAL DISTRICT OF CALIFORNIA
                      ------------------------------------


ALLIANCE RESEARCH CORPORATION,        )      Case No. 94-1065 JSL (CTx)
a California Corporation,             )
                                      )      STIPULATION FOR ENTRY OF
                  Plaintiff,          )      JUDGMENT
                                      )
      v.                              )
                                      )
TELULAR CORPORATION, an               )
Illinois Corporation,                 )
                                      )
                  Defendant.          )
                                      )
-------------------------------       )
                                      )
AND RELATED COUNTERCLAIMS             )
-------------------------------       )



                      ------------------------------------




            TO THE COURT, AND TO ALL PARTIES AND ATTORNEYS OF RECORD:

            1.    This Stipulation for Entry of Judgment ("Stipulation")

is entered into by Ora Electronics, Inc., formerly known as

Alliance Research Corporation ("ORA"), and Telular Corporation

("Telular") in connection with a Settlement Agreement and Mutual

General Release ("Settlement Agreement") and a Stock Agreement

("Stock Agreement") executed concurrently herewith.



            2.    This Stipulation may be filed only as provided

herein.



            3.    Under the Settlement Agreement, ORA and Telular have

agreed, among other things, that ORA shall pay to Telular the sum of $1,500,000 as follows:



                  a.    ORA shall pay Telular $500,000 concurrently

with the execution of the Settlement Agreement;



                  b.    ORA shall pay Telular $1,000,000 by delivering

the following sums on or before the following dates:



            Amount of
            Payment Date              Payment
            ------------              -------

            May 1, 1998                25,000

            June 1, 1998               25,000

            July 1, 1998               25,000

            August 3, 1998             25,000

            September 1, 1998          25,000

            October 1, 1998            25,000

            November 2, 1998           25,000

            December 1, 1998           25,000

            January 4, 1999            25,000

            February 1, 1999           25,000

            March 1, 1999             250,000

            April 1, 1999              25,000

            May 3, 1999                25,000

            June 1, 1999               25,000

            July 1, 1999               25,000

            August 2, 1999             25,000

            September 1, 1999          25,000

            October 1, 1999            25,000

            November 1, 1999           25,000

            December 1, 1999           25,000

            January 3, 2000            25,000

            February 1, 2000          250,000



            4.    ORA and Telular stipulate that in the event this

Stipulation is duly filed (a) Telular may request the immediate entry of judgment in the amount of $1,000,000, less any amounts that have theretofore been paid by ORA under paragraph 3(b) of this

Stipulation, (b) the Court may enter judgment forthwith in the amount requested, including Telular's reasonable attorneys' fees and costs and (c) except as provided in this Stipulation ORA may not oppose, seek reconsideration, or appeal the entry of any judgment under this Stipulation;



            5.    Nothing contained herein shall be deemed a waiver of

ORA's right to assert that the conditions precedent described in paragraph 6 of this Stipulation have not been met or to dispute the amount of any judgment requested by Telular hereunder.

            6.    ORA and Telular have further agreed under the

Settlement Agreement that this Stipulated Judgement shall be held by Telular, and shall not be filed with any Court unless:



                  a.    ORA fails to make any payment due on or before

the applicable payment date or fails to perform any other

obligation on its part to be performed under the Settlement

Agreement or the Stock Agreement (collectively a "Default"); and



                  b.    Telular delivers to ORA, by registered United

States Mail, a written demand that ORA cure the Default (a

"Demand") within 15 days from the date of delivery of the Demand;

and



                  c.    ORA fails to cure the Default before the close

of business on the fifteenth day following receipt of the Demand.



Dated: March 2, 1998

                                          SHEPPARD, MULLIN, RICHTER & HAMPTON


                                          By /s/ James F. McShane
                                            ----------------------------------
                                                  JAMES F. MCSHANE

                                                   Attorneys for
                                               ORA ELECTRONICS, INC.
Dated: March 2, 1998

                                          HAMMAN & BENN


                                          By /s/ Marvin N. Benn
                                            ----------------------------------
                                                     MARVIN N. BENN

                                                     Attorneys for
                                                  TELULAR CORPORATION

                                     -3-

                               Page 34 of 34